EXHIBIT 10.1
                                 AMENDMENT NO. 1

               AMENDMENT NO. 1 dated as of December 20, 1995, between CANANDAIGUA WINE COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 1, 1995 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Obligors and the Banks wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the execution of this Amendment by each Obligor, the Administrative Agent and each of the Banks, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

               A. The definition of "Debt Ratio" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Debt Ratio" shall mean, as at the last day of any fiscal quarter of the Company (the "day of determination"), the ratio of (a) the average of the aggregate amounts of Indebtedness of the Company and its Consolidated Subsidiaries as at such day and as at the last days of each of the three immediately preceding fiscal quarters to (b) Operating Cash Flow for the period of four consecutive fiscal quarters ending on such day of determination. Notwithstanding the foregoing,

                      (i) for the purposes of determining Debt Ratio used in the definition of Applicable Margin, Commitment Fee Percentage and Letter of Credit Fee Percentage, the average amounts of Indebtedness pursuant to clause (a) above as at the following dates shall be determined as follows:

                             (A) as at February 28, 1996, an amount equal to (x)
                      the average of the aggregate amounts of Indebtedness of the Company and its Consolidated

                      Subsidiaries (other than any Indebtedness of the Company and its Consolidated Subsidiaries in respect of Revolving Loans and Revolving Letter of Credit Interest hereunder) as at such day and as at the last day of the immediately preceding fiscal quarter plus (y) $50,000,000 plus (z) the aggregate amount paid in respect of repurchases of shares of common stock of the Company on or before such date pursuant to clause (iii) of Section 9.09 hereof; and

                             (B) as at May 31, 1996,  an amount equal to (x) the
                      average of the aggregate amounts of Indebtedness of the Company and its Consolidated Subsidiaries (other than any Indebtedness of the Company and its Consolidated Subsidiaries in respect of Revolving Loans and Revolving Letter of Credit Interest hereunder) as at such day and as at the last days of the immediately preceding two fiscal quarters plus (y) $50,000,000 plus (z) the aggregate amount paid in respect of repurchases of shares of common stock of the Company on or before such date pursuant to clause (iii) of Section 9.09 hereof;

                      (ii) for the  purposes of  determining  Debt Ratio for all other purposes of this Agreement, the average amounts of Indebtedness pursuant to clause (a) above as at the following dates shall be determined as follows:

                             (A) as at November 30, 1995, an amount equal to the
                      aggregate amount of Indebtedness of the Company and its Consolidated Subsidiaries as at such day;

                             (B) as at February 28, 1996, an amount equal to the
                      average of the aggregate amounts of Indebtedness of the Company and its Consolidated Subsidiaries as at such day and as at the last day of the immediately preceding fiscal quarter; and

                             (C) as at May 31,  1996,  an  amount  equal  to the
                      average of the aggregate amounts of Indebtedness of the Company and its Consolidated Subsidiaries as at such day and as at the last days of the immediately preceding two fiscal quarters;

                      (iii) Operating Cash Flow pursuant to clause (b) above as at the following dates shall be determined as follows:

                             (A) as at November 30, 1995, an amount equal to (x)
                      Operating Cash Flow for the fiscal quarter ending on such day times (y) four;

                             (B) as at February 28, 1996, an amount equal to (x)
                      Operating Cash Flow for the period of two consecutive fiscal quarters ending on such day times (y) two; and

                             (C) as at May 31,  1996,  an  amount  equal  to (x)
                      Operating Cash Flow for the period of three fiscal quarters ending on such day times (y) 1-1/3; and

                      (iv) Indebtedness as at the last day of each fiscal quarter included in the determination of average Indebtedness pursuant to clause (a) above shall be determined under the assumption that any prepayment of Term Loans hereunder from the proceeds of any Equity Issuance at any time during any such fiscal quarter included in the calculation thereof shall have been made in the first such fiscal quarter.

               B. Section 2.12(b) of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" at the end thereof and inserting "$60,000,000" in its place.

               C. Section 9.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "9.09 Dividend Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Dividend Payment at any time other than Dividend Payments in respect of (i) stock appreciation rights as contemplated by the Stock Option Plan in an aggregate amount not exceeding $500,000 in any fiscal year, (ii) payments under the Barton Phantom Stock Plan in an aggregate amount not exceeding $4,500,000 during the term of this Agreement and (iii) repurchases for cash, on or after the effectiveness of Amendment No. 1 hereof, of shares of the outstanding common stock of the Company so long as (x) the aggregate amount paid in respect of all such repurchases shall not exceed $30,000,000 and (y) at the time of any such repurchase, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing hereunder. Nothing herein shall be deemed to prohibit the payment of any dividends by Subsidiaries to the Company and other Subsidiaries."

               D. Section 9.10(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(b) Tangible Net Worth. The Company will not permit Tangible Net Worth to be less than the following respective amounts (subject to adjustment as provided in the last sentence of this Section 9.10(b)) at any time during the following respective periods:

                      Period                                             Amount

               From 9/1/95 through 11/30/95                            $ 85,000,000
               From 12/1/95 through 2/28/96                            $ 85,000,000
               From 3/1/96 through 5/31/96                             $100,000,000
               From 6/1/96 through 8/31/96                             $110,000,000
               From 9/1/96 through 11/30/96                            $125,000,000
               From 12/1/96 through 2/28/97                            $145,000,000
               From 3/1/97 through 5/31/97                             $160,000,000
               From 6/1/97 through 8/31/97                             $184,000,000
               From 9/1/97 through 11/30/97                            $195,000,000
               From 12/1/97 through 2/28/98                            $206,000,000
               From 3/1/98 through 5/31/98                             $217,000,000
               From 6/1/98 through 8/31/98                             $229,000,000
               From 9/1/98 through 11/30/98                            $240,000,000
               From 12/1/98 through 2/28/99                            $251,000,000
               From 3/1/99 through 5/31/99                             $262,000,000
               From 6/1/99 through 8/31/99                             $274,000,000
               From 9/1/99 through 11/30/99                            $285,000,000
               From 12/1/99 through 2/28/00                            $296,000,000
               From 3/31/00 through 5/31/00                            $308,000,000
               From 6/1/00 and at all
                 times thereafter                                      $319,000,000.

        Notwithstanding the foregoing, each of the amounts set forth in the schedule above for any date shall be reduced by the aggregate amount paid in respect of repurchases of shares of common stock of the Company on or before such date pursuant to clause (iii) of Section 9.09 hereof."

               E. Section 9.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "9.13 Use of  Proceeds.  The Company will use the proceeds of the
        Loans  hereunder  solely to (a) finance the  Glenmore  Acquisition,  (b)
        provide working capital for the Company and its Subsidiaries, (c) provide funds for repurchases of shares of common stock of the Company pursuant to clause (iii) of Section 9.09 hereof and (d) pay the expenses relating to the Glenmore Acquisition and the consummation of the transactions contemplated hereby (in compliance with all applicable legal and regulatory requirements); provided that, neither the Administrative Agent nor any Bank shall have any responsibility as to the use of any of such proceeds."

               F. The last sentence of Section 9.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "In addition, notwithstanding the provisions of clause (f) or (g) of the last sentence of Section 9.05 hereof, the Company will not consent to any modification, supplement or waiver of its Certificate of Incorporation as in effect on the date hereof without the prior consent of the Administrative Agent (with the approval of the Majority Banks), provided that the Company may amend its Certificate of Incorporation to authorize the issuance of one or more series of preferred stock (the terms of which are to be determined by the board of directors of the Company upon the designation of any such series), so long as prior to the actual issuance of any such series of preferred stock, the Company shall have first obtained the consent of the Administrative Agent (granted with the approval of the Majority Banks)."

               Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                           CANANDAIGUA WINE COMPANY, INC.


                                           By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title: Executive Vice President
                                                     and General Counsel

                             SUBSIDIARY GUARANTORS

                                   BATAVIA WINE CELLARS, INC.
                                   BISCEGLIA BROTHERS WINE COMPANY
                                   CALIFORNIA PRODUCTS COMPANY
                                   GUILD WINERIES & DISTILLERIES, INC. (formerly known as Canandaigua
                                     California Acquisition Corp.)
                                   TENNER BROTHERS, INC.
                                   WIDMER'S WINE CELLARS, INC.
                                   VINTNERS INTERNATIONAL COMPANY, INC.
                                   formerly known as Canandaigua/Vintners
                                     Acquisition Corp.)

                                          By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title: Secretary

                                          CANANDAIGUA WEST, INC.
                                          BARTON INCORPORATED
                                          BARTON BRANDS, LTD.
                                          BARTON BEERS, LTD.
                                          BARTON BRANDS OF CALIFORNIA, INC.
                                          BARTON BRANDS OF GEORGIA, INC.
                                          BARTON DISTILLERS IMPORT CORP.
                                          STEVENS POINT BEVERAGE COMPANY
                                          MONARCH WINE COMPANY,
                                            LIMITED PARTNERSHIP
                                            By Barton Management, Inc.,
                                               Corporate General Partner
                                          BARTON MANAGEMENT, INC.
                                          V ACQUISITION CORP.

                                          By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title: Vice President

                                         BARTON FINANCIAL CORPORATION


                                         By /s/  David S. Sorce
                                              --------------------------------
                                              Name:  David S. Sorce
                                              Title: Vice President

                                           BANKS


THE CHASE MANHATTAN BANK                   THE FIRST NATIONAL BANK OF CHICAGO
  (NATIONAL ASSOCIATION),
  ROCHESTER DIVISION


By:  /s/ Diana Lauria                      By: /s/ J. Garland Smith
     -----------------------------             ------------------------------
     Title: Vice President                     Title: Managing Director

WELLS FARGO BANK, N.A.                      MANUFACTURERS AND TRADERS TRUST
                                               COMPANY

By:  /s/ Rick DaCosta                          By: /s/ Philip M. Smith
     -----------------------------             ------------------------------
     Title:  Assistant Vice President          Title: Reg. Senior Vice President


FLEET BANK                                 PNC BANK, NATIONAL ASSOCIATION


By:  /s/ Martin K. Birminghan              By: /s/ Tom Patridge
     -----------------------------             ------------------------------
     Title: Vice President                     Title: Commercial Banking Officer

NATIONAL CITY BANK                         NATWEST BANK N.A.


By:  /s/ Renold D. Thompson                By: /s/ Michael M. Dwyer
     -----------------------------             ------------------------------
     Title: Senior Vice President              Title: Vice President



NBD BANK                                   THE BANK OF NOVA SCOTIA


By:  /s/ Karl I. Bell                      By: /s/ J. R. Trimble
     -----------------------------             ------------------------------
     Title: Vice President                     Title: Senior Relationship
                                                          Manager

CREDIT SUISSE                              THE DAIWA BANK, LIMITED


By:  /s/ Adrian Germann                    By: /s/ James Drumm
     -----------------------------             ------------------------------
     Title: Associate                          Title: Vice President

By:  /s/ Christopher J. Eldin              By: /s/ William N. Paty
     -----------------------------             ------------------------------
     Title: Member of Senior Management        Title:  Vice President & Manager

KEY BANK OF NEW YORK                       CHEMICAL BANK

By:  /s/ Ken K. Conte                      By: /s/ J. Spillane
     -----------------------------             ------------------------------
     Title: Senior Vice President              Title: Vice President



COOPERATIVE CENTRAL RAIFFEISEN-            LTCB TRUST COMPANY
  BOERENLEENBANK B.A. "RABOBANK
  NEDERLAND", NEW YORK BRANCH

By:  /s/                                   By: /s/ Rene O. LeBlanc
     -----------------------------             ------------------------------
     Title:                                    Title: Senior Vice President

CORESTATES BANK, N.A.                         DG BANK DEUTSCHE GENOSSEN-
                                              SCHAFTSBANK, CAYMAN ISLAND BRANCH


By:  /s/ Brian M. Haley                      By: /s/ Norah E. McCann
     -----------------------------               ------------------------------
     Title: Vice President                       Title: Senior Vice President

                                             By: /s/ Karen A. Brinkman
                                                 ------------------------------
                                                 Title: Vice President

THE FUJI BANK LIMITED,                       THE SUMITOMO BANK, LIMITED
  NEW YORK BRANCH                              NEW YORK BRANCH


By:  /s/                                     By: /s/ Yasuhiro Obana
     -----------------------------               ------------------------------
     Title:                                      Title: Joint General Manager


                            THE ADMINISTRATIVE AGENT

                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                            as Administrative Agent
                            By  /s/ Bruce S. Borden
                                 ----------------------------
                                 Title: Vice President

                                                                    EXHIBIT 10.2


                                AMENDMENT NO. 2


               AMENDMENT NO. 2 dated as of January 10, 1996, between CANANDAIGUA WINE COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 1, 1995 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Obligors and the Banks wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

               A. The definition of "Excess Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Excess Cash Flow" shall mean for any period of four fiscal quarters ending on August 31 in any fiscal year (the "Current Calculation Period"), Adjusted Cash Flow for the Current Calculation Period, minus the sum of (i) all payments made by the Company under Sections 2.2, 2.3, 2.4, 2.5 and 2.6 of the Barton Stock Purchase Agreement during the Current Calculation Period, plus (ii) the maximum possible amount of all payments required to be made by the Company under Sections 2.2, 2.3, 2.4, 2.5 and 2.6 of the Barton Stock Purchase Agreement during the period of four fiscal quarters immediately succeeding the Current Calculation Period, plus (iii) Fixed Charges for the Current Calculation Period.

               B. Section 1.02(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(b) To enable the ready and consistent determination of compliance with the covenants set forth in Section 9 hereof, the Company will not change the last day of its fiscal year from the last day of August of each year, or the last days of the first three fiscal quarters in each of its fiscal years from the last days of November, February and May of each year, respectively, provided that, effective on February 29, 1996, the Company may change the last day of its fiscal year to the last day of February of each year, in which case, without the consent of the Majority Banks, the Company will not thereafter change the last day of its fiscal year from the last day of February of each year, or the last days of the first three fiscal quarters in each of its fiscal years from the last days of May, August and November of each year, respectively."

               C. Section 2.12(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(b) Revolving Credit Loans Clean-Up. The Company will from time to time prepay the Revolving Credit Loans in such amounts as shall be necessary so that for a period of at least thirty consecutive days at any time during the fiscal quarters ending on May 31 and August 31 of each fiscal year (commencing with the fiscal quarters ending May 31, 1996 and August 31, 1996), the aggregate outstanding principal amount of the Revolving Credit Loans together with the Letter of Credit Liabilities in respect of Revolving Letters of Credit does not exceed $50,000,000 (does not exceed $60,000,000 if the amendment to this Section 2.12(b) provided pursuant to Amendment No. 1 hereto shall have become effective)."

               D. Section 2.12(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(g) Excess Cash Flow. Not later than the date 90 days after each August 31, commencing with August 31, 1996, the Company shall prepay the Loans (and/or provide cover for the Letter of Credit Liabilities as specified in clause (i) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of (A) 50% of Excess Cash Flow for the period of four fiscal quarters ending on such August 31 over (B) the aggregate amount of prepayments of Term Loans made during such period pursuant to Section 2.11 hereof and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of Revolving Credit Commitments made during such period pursuant to Section 2.06(b) hereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (h) below."

               E. The penultimate paragraph of Section 9.01 of the Credit Agreement (i.e. the paragraph immediately following clause (h) of said Section 9.01) shall be amended by adding a new sentence at the end thereof to read as follows:

               "In addition, concurrently with the delivery pursuant to paragraph (b) above of the audited financial statements of the Company and its Consolidated Subsidiaries as at the end of any fiscal year ending after August 31, 1996, the Company will deliver a calculation of its independent certified public accountants setting forth the amount of Excess Cash Flow for the period of four fiscal quarters ending on the August 31 during such fiscal year."

               F. The third sentence of Section 9.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "The Company will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) sales and other dispositions of Property so long as the amount thereof sold in any single fiscal year by the Company and its Subsidiaries shall not have a fair market value in excess of $10,000,000 (in excess of $5,000,000 for the short fiscal year ending February 29, 1996) and (ii) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms)."

               G. Section 9.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "9.09 Dividend Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Dividend Payment at any time other than Dividend Payments in respect of (i) stock appreciation rights as contemplated by the Stock Option Plan in an aggregate amount not exceeding $500,000 in any fiscal year (not exceeding $250,000 for the short fiscal year ending February 29, 1996),
        (ii) payments under the Barton Phantom Stock Plan in an aggregate amount not exceeding $4,500,000 during the term of this Agreement and (iii) repurchases for cash, on or after the effectiveness of Amendment No. 1 hereof, of shares of the outstanding common stock of the Company so long as (x) the aggregate amount paid in respect of all such repurchases shall not exceed $30,000,000 and (y) at the time of any such repurchase, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing hereunder. Nothing herein shall be deemed to prohibit the payment of any dividends by Subsidiaries to the Company and other Subsidiaries."

               H. Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "9.11 Interest Rate Protection Agreements. The Company will within 60 days of the Effective Date and at all times thereafter until August 31, 1997 maintain in full force and effect one or more Interest Rate Protection Agreements with one or more of the Banks (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), which effectively enables the Company (in a manner satisfactory to the Majority Banks), to protect itself against three-month London interbank offered rates exceeding 8.75% per annum as to a notional principal amount at least equal to the following respective amounts at the following respective dates:

                      Date                                         Amount
                      ----                                         ------

                August 31, 1996                                 $ 60,000,000
                August 31, 1997                                 $ 40,000,000"

               I. The last sentence of Section 9.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Notwithstanding the foregoing, the Company may enter into so-called split-dollar life insurance agreements substantially in the form of Schedule VI hereto, so long as the aggregate amount of premiums payable by the Company during any fiscal year pursuant to such agreements shall not exceed $2,000,000 in the aggregate (not exceed $1,000,000 during the short fiscal year ending February 29, 1996)."

               Section 3. Conditions. Any amendment set forth in Section 2 above shall become effective on the date hereof upon the execution of this Amendment by each Obligor, the Administrative Agent and the requisite Banks under Section
12.04 of the Credit Agreement for such amendment.

               Section 4. Effectiveness of Amendment No. 1. Each of the Banks that has previously executed Amendment No. 1 to the Credit Agreement hereby agrees that, anything in Section 2 thereof to the contrary notwithstanding, the amendments to the Credit Agreement provided for in said Amendment No. 1 (excluding the modification to Section 2.12(b) of the Credit Agreement) shall be deemed effective upon the execution of said Amendment No. 1 by the Majority Banks.

               Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                           CANANDAIGUA WINE COMPANY, INC.


                                           By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title:

                             SUBSIDIARY GUARANTORS

                                   BATAVIA WINE CELLARS, INC.
                                   BISCEGLIA BROTHERS WINE COMPANY
                                   CALIFORNIA PRODUCTS COMPANY
                                   GUILD WINERIES & DISTILLERIES, INC. (formerly known as Canandaigua
                                     California Acquisition Corp.)
                                   TENNER BROTHERS, INC.
                                   WIDMER'S WINE CELLARS, INC.
                                   VINTNERS INTERNATIONAL COMPANY, INC.
                                   (formerly known as Canandaigua/Vintners
                                     Acquisition Corp.)

                                          By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title: Secretary

                                          CANANDAIGUA WEST, INC.
                                          BARTON INCORPORATED
                                          BARTON BRANDS, LTD.
                                          BARTON BEERS, LTD.
                                          BARTON BRANDS OF CALIFORNIA, INC.
                                          BARTON BRANDS OF GEORGIA, INC.
                                          BARTON DISTILLERS IMPORT CORP.
                                          STEVENS POINT BEVERAGE COMPANY
                                          MONARCH WINE COMPANY,
                                            LIMITED PARTNERSHIP
                                            By Barton Management, Inc.,
                                               Corporate General Partner
                                          BARTON MANAGEMENT, INC.
                                          V ACQUISITION CORP.

                                          By /s/  Robert Sands
                                              --------------------------------
                                              Name:  Robert Sands
                                              Title: Vice President

                                         BARTON FINANCIAL CORPORATION


                                         By /s/  David S. Sorce
                                              --------------------------------
                                              Name:  David S. Sorce
                                              Title: Vice President

                                           BANKS


THE CHASE MANHATTAN BANK                     THE FIRST NATIONAL BANK OF CHICAGO
  (NATIONAL ASSOCIATION),
  ROCHESTER DIVISION


By:  /s/ Diana Lauria                        By: /s/ J. Garland Smith
     -----------------------------               ------------------------------
     Title: Vice President                       Title: Managing Director

WELLS FARGO BANK, N.A.                        MANUFACTURERS AND TRADERS TRUST
                                                 COMPANY

By:  /s/                                     By: /s/ Philip M. Smith
     -----------------------------               ------------------------------
     Title:                                      Title: Regional Senior V.P.


FLEET BANK                                   PNC BANK, NATIONAL ASSOCIATION


By:  /s/ Martin K. Birminghan                By: /s/ M. J. Williams
     -----------------------------               ------------------------------
     Title: Assistant Vice President             Title: Vice President

NATIONAL CITY BANK                           NATWEST BANK N.A.


By:  /s/ Renold D. Thompson                  By: /s/ Neil Platt
     -----------------------------               ------------------------------
     Title: Senior Vice President                Title: V.P. P232



NBD BANK                                     THE BANK OF NOVA SCOTIA


By:  /s/ Karl I. Bell                        By: /s/ J. R. Trimble
     -----------------------------               ------------------------------
     Title: Vice President                       Title: Senior Relationship
                                                          Manager

CREDIT SUISSE                                 THE DAIWA BANK, LIMITED


By:  /s/ Adrian Germann                      By: /s/
     -----------------------------               ------------------------------
     Title: Associate                            Title:

By:  /s/ Christopher J. Eldin
     -----------------------------
     Title: Member of Senior Management

KEY BANK OF NEW YORK                         CHEMICAL BANK

By:  /s/ Ken K. Conte                        By: /s/ J. Spillane
     -----------------------------               ------------------------------
     Title: Senior Vice President                Title: Vice President



COOPERATIVE CENTRAL RAIFFEISEN-              LTCB TRUST COMPANY
  BOERENLEENBANK B.A. "RABOBANK
  NEDERLAND", NEW YORK BRANCH

By:  /s/                                     By: /s/ Y. Nakagowa
     -----------------------------               ------------------------------
     Title:                                      Title: Vice President

CORESTATES BANK, N.A.                         DG BANK DEUTSCHE GENOSSEN-
                                              SCHAFTSBANK, CAYMAN ISLAND BRANCH


By:  /s/ Brian M. Haley                      By: /s/ Norah E. McCann
     -----------------------------               ------------------------------
     Title: Vice President                       Title: SVP

                                             By: /s/ Karen A. Brinkman
                                                 ------------------------------
                                                 Title: Vice President

THE FUJI BANK LIMITED,                       THE SUMITOMO BANK, LIMITED
  NEW YORK BRANCH                              NEW YORK BRANCH


By:  /s/ Katsunori Nozawa                    By: /s/ Yasuhiro Obana
     -----------------------------               ------------------------------
     Title: Vice President & Manager             Title: Joint General Manager


                            THE ADMINISTRATIVE AGENT

                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                            as Administrative Agent


                             By  /s/ Bruce S. Borden
                                 ----------------------------
                                 Title: Vice President

                                                                    EXHIBIT 10.3
                                                                  March 22, 1990



Mr. Lynn K. Fetterman
37 Vonn Eigen Drive
Convent Station, New Jersey 07961

Dear Lynn:

We are happy to confirm our offer of employment with Canandaigua Wine Company (the "Company").

The position offered, subject to N.Y.S.L.A. and B.A.T.F. approval, is Vice President of Finance reporting to the President of the Company. Responsibilities include without limitation, and subject to change in the Company's discretion, the treasury function, corporate secretary, budgeting, forecasting, cost accounting, financial accounting, accounts receivables, accounts payables, payroll, insurance, benefits, taxes, SEC compliance, cash management, bank relations and interface with the corporate auditors.

The position shall commence April 9, 1990 and base gross compensation shall be at a rate of $4,519.23 per bi-weekly pay period. The Company shall make all deductions from this amount required by law. Your base gross compensation shall be reviewed on or about April 9, 1991. You shall also be entitled to compensation for days spent in preparation for assuming full time responsibilities prior to April 9, 1990 at the rate of $452.00 per day. In addition, during your employ you shall have an expense account of $207.70 per week which amount shall be adjusted annually for inflation on your compensation review date.

You shall be entitled to all corporate benefits extended to other employees at your level. Descriptions and enrollment forms, among other things, are included with this package. Of course, the Company reserves the right to modify such benefit plans as it, in its sole discretion may decide.

Commencing with your full time employment you shall be eligible for the Company's standard bonus program for employees at your level consisting of a bonus potential of 30% of your base gross salary actually earned during a fiscal year; one third of which is based on meeting personal objectives and two-thirds of which is based on corporate performance. Of course, the Company reserves the right to administer and modify such bonus program as it, in its sole discretion, may decide and shall make all deductions from such bonus payment required by law.

If during your employment with the Company, the Company terminates your employment for any reason, except gross misconduct, the Company shall make bi-weekly severance payments to you equalling your bi-weekly base gross compensation for nine (9) months from the date of your execution of a mutually acceptable separation agreement.

The Company shall provide you with a relocation package in essentially the same form as the one attached to this letter as Appendix A. Details may vary somewhat, in the Company's sole discretion, as the package is adopted to the specifics of the relocation contemplated hereby.

The Company agrees to purchase your current residence at a price equal to the average of three appraisals obtained from three reputable real estate brokers.

Lastly, by executing this letter agreement you are acknowledging and agreeing that your employment with Canandaigua Wine Company is at will, can be terminated by you or the Company at any time, with or without cause and with or without notice. You further understand and agree that this letter agreement constitutes the entire agreement of the parties, there are no other written or oral agreements of the parties and that this letter agreement cannot be modified or amended except in writing executed by you and the President of the Company.

Lynn, if you are in agreement with the above, please execute both copies of this letter agreement, retain one for your records and return one to us for ours.

We look forward to the leadership qualities you bring to our management team.

Yours truly,

CANANDAIGUA WINE COMPANY, INC.                    AGREED:



/S/  Richard Sands                                /S/  Lynn K. Fetterman
------------------                                ----------------------
     Richard Sands                                Lynn K. Fetterman
     President                                    Dated: 3/23/90

RS/km
Enc.